                                                                    Exhibit 99.1

SENDTEC/RELATIONSERVE  MEDIA  ANNOUNCE  FISCAL  2005  YEAR-END  RESULTS  - BOARD
AUTHORIZES CHANGE OF NAME TO SENDTEC, INC.

For Immediate Release -

St.  Petersburg,  Florida,  March 20, 2006.  SendTec,  Inc.  (OTCBB:RSVM)  today announced the filing by RelationServe  Media,  Inc. of its Annual Report on Form
10KSB for the fiscal year ended December 31, 2005.

SendTec/RelationServe   have   previously   announced  the   completion  of  the
acquisition of SendTec by RelationServe in a multi-step transaction  culminating with the consolidation of SendTec as a wholly-owned  subsidiary of RelationServe on February 3, 2006. As a result, the results of SendTec are not included in the
Form 10KSB for the period  ended  December  31, 2005 and the company  will file, during April 2006, an amendment to its Current  Report on Form 8K dated February
9, 2006 that includes  financial  statements  for the combined  companies,  on a pro-forma basis, as required by SEC rules and  regulations.  Through October 31,
2005  SendTec  operated  as  a  wholly-owned  subsidiary  of  theglobe.com  inc.
(TGLO.OB)  and reported  results of  operations  as a subsidiary of theglobe and
thereafter,   until  February  3,  2006,  as  a  minority-owned   investment  by
RelationServe.

In commenting  on the results of the  companies for 2005 and the  consolidation,
Michael Brauser,  Chairman of the Board of Directors,  stated "I am very pleased with the direction that our SendTec acquisition has taken us and the addition of our new  highly-skilled  SendTec  management  team  and  their  approach  to the challenges of combining the two  operations.  Consistent  with our plans for the overall  direction of the business,  our Board of Directors has  authorized  the change of our name to SendTec, Inc., which will be submitted for approval by our stockholders  shortly.  Our management team is continuing to assess alternatives and I believe the outlook for the company overall is bright."

Paul Soltoff,  CEO,  commented "Our SendTec  business  remains  profitable on an operating  income basis and is  performing  well,  with many new accounts  being added during the first quarter.  While some of the  challenges in  consolidating our business with that of RelationServe  are behind us, we have many significant challenges  remaining  ahead while we endeavor to  evaluate  the  synergies  and divest ourselves of  non-synergistic  segments that may not fit with our overall strategy for the future. As such, we are undertaking a comprehensive analysis of the RelationServe businesses and are leaving open all options."

Rationalization Plan

On and following the consolidation,  management  commenced a joint review of the collective operations,  synergies, and opportunities of the companies,  which is ongoing.  During the three-month  period following October 31, 2005 and prior to
the  consolidation,   the  company  operated  RelationServe  and  Friendsand.com wholly-independently  from  SendTec  due to  legal  and  structural  limitations imposed under the debentures  issued by SendTec  Acquisition  Corp.  ("STAC") in connection with the financing of the SendTec purchase.  During the first quarter of  2006,  initial  steps  were  taken to  reduce  staff  at  RelationServe  and
Friendsand.com,  eliminate redundant  positions and activities,  replace certain members of management,  and evaluate  additional  opportunities for cost savings through consolidation, reduction, disposition of assets or businesses, and other means in an emphasis to streamline  the businesses and implement a workable plan to  consolidate  the management  and  operations of two  synergistic  but highly
divergent   companies   operating   in  multiple   locations,   with   potential
inefficiencies  and redundant  administration.  As a result of this review,  the company  may take  additional  steps which can not be  determined  at this time,
which  may  include  further  reducing  its  staff,   combining   administrative
functions,  relocating all or a portion of its operations,  terminating  certain activities  or  operations,  or selling or  disposing  of assets of  operations.
Certain actions may require the consent of the company's  debenture  holders and require the company to recognize accounting charges for discontinued or disposed operations.

During  the  initial  phase of  management's  review,  we also  were  forced  to recognize that non-cash accounting charges,  unexpected costs and inefficiencies of operating as two separate  entities  required by the terms of the debentures, and the impact of  Hurricane  Katrina and Wilma on the  national  economy and on
Florida in particular where both  RelationServe and SendTec were forced to close or operate at reduced staffing levels for several weeks  significantly  impacted us in 2005 and early 2006. In addition,  we faced significant  senior management and extensive junior personnel  changes at  RelationServe  and Friendsand,  poor morale, and cultural differences, and the uncertainty common during a transition period.  This  resulted  in  increased  costs.  In  addition,  the  business  of
RelationServe  experienced  a  downturn  and the  industry  in which  Friendsand operates  became the focus of  regulatory  and public  scrutiny.  These  factors continue to impact the company as a whole and the company is continuing to study options for combining the various businesses, which could include elimination or sale of certain assets or businesses.

About SendTec -

SendTec is a full service  direct  marketing  company  specializing  in Internet customer and lead acquisition and DRTV advertising. The company's strategy is to
generate  ROI-centric,   scalable  results  for  its  clients.  The  company  is
technology  enabled and 100%  accountable  to  achieving  objectives.  SendTec's seasoned management team offers extensive  multi-disciplinary skills in-house to help clients acquire, retain and build profitable,  long-term relationships with their customers.  SendTec provides  comprehensive  Internet Advertising and DRTV
Services  including  performance-based  Internet  media DRTV media  buying.  The company  has a full suite of  Internet  and DR desktop  media  tracking  systems
including   the   only   Patent-pending    DRTV-to-Internet   tracking   system.
Additionally,  SendTec offers proprietary SEM technology-based services that are unique in the industry.

For more information, visit: http://www.sendtec.com and http://www.relationserve.com

          SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
                 REFORM ACT OF 1995: FORWARD-LOOKING STATEMENTS

     To the extent that any statements made in this release contain  information that  is not  historical,  these  statements  are  essentially  forward-looking.
Forward-looking  statements  can be  identified  by the  use of  words  such  as
"expects," "plans" "will," "may," "anticipates," believes," "should," "intends,"
"estimates," and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and consequently, actual  results may differ  materially  from those  expressed or implied by such forward-looking  statements.  Such  risks  and  uncertainties  include,  without limitation,  risks associated with the uncertainty of future financial  results,
additional   financing   requirements,   development   of  new   products,   the
effectiveness, profitability, and marketability of such products, the ability to protect  proprietary  information,  the impact of  current,  pending,  or future legislation and regulation on the electronic  marketing industry,  the impact of competitive  products or pricing,  technological  changes, the effect of general economic and business conditions and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange  Commission.  We do not undertake any obligation to publicly update any forward-looking  statements.
As a result,  you  should  not place  undue  reliance  on these  forward-looking statements.

Media Contact: Donald Gould, CFO 727-576-6630 x 140